UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	001-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code:  (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 11, 2018, ConnectOne Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as Representative of the Underwriters named therein, with respect to the sale of $75,000,000 of the Company’s 5.20% Fixed-to-Floating Rate Subordinated Notes due February 1, 2028 (the “Notes”).

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Indenture and First Supplemental Indenture

The terms of the Notes are governed by the Indenture, dated as of January 17, 2018 (the “Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of January 17, 2018 (the “First Supplemental Indenture”), entered into between the Company and the Trustee.

Subordinated Notes

The Notes were offered pursuant to a prospectus supplement, dated January 11, 2018 (the “prospectus supplement”), to the prospectus, dated December 4, 2017, filed as part of the Registration Statement on Form S-3 (File No. 333-221705) originally filed with the Securities and Exchange Commission under the Securities Act on November 21, 2017, and declared effective on December 4, 2017.

The offering of the Notes closed on January 17, 2018. The net proceeds from the sale of the Notes to the Company were approximately $73,525,000, after giving effect to the underwriting discount of 1.5% and estimated expenses of the offering of the Notes. The Company intends to use these net proceeds for general corporate purposes, which may include providing capital to support growth of ConnectOne Bank, its wholly owned banking subsidiary (the “Bank”), through organic growth, or through the acquisition of financial institutions or branches thereof, the acquisition of failed institutions from the FDIC or the acquisition of businesses related to banking, repaying indebtedness, financing investments and capital expenditures, repurchasing shares of its common stock and for investments in the its wholly owned banking subsidiary as regulatory capital.

The terms of the Notes are set forth in the First Supplemental Indenture. The Notes will bear interest at 5.20% annually from, and including, the date of initial issuance to, but excluding, February 1, 2023, payable semi-annually in arrears. From and including February 1, 2023 through maturity or earlier redemption, the interest rate shall reset quarterly to an interest rate per annum equal to the then current three-month LIBOR rate plus 284 basis points (2.84%) payable quarterly in arrears. If three-month LIBOR is not available for any reason, then the rate for that interest period will be determined by such alternate method as provided in the Supplemental Indenture.

Interest on the Notes will be paid on February 1 and August 1 commencing August 1, 2018 to but not including February 1, 2023, and from and including February 1, 2023, on February 1, May 1, August 1, and November 1, of each year to but excluding the stated maturity date, unless in any case previously redeemed.

The Notes are unsecured, subordinated and (i) rank junior in right of payment and upon the Company’s liquidation to any existing and all future senior indebtedness (as defined in the First Supplemental Indenture and described under “Description of the Notes” in the prospectus supplement), (ii) rank equally in right of payment and upon the Company’s liquidation with any future unsecured indebtedness the terms of which provide that such indebtedness ranks equally with the Notes, and (iii) rank senior in right of payment and upon the Company’s liquidation to any indebtedness the terms of which provide that such indebtedness ranks junior to the Notes. In addition, the Notes will be effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness and will be effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities and preferred equity of the Bank, and the Company’s other current and future subsidiaries, including, without limitation, the Bank’s liabilities to its depositors, liabilities to general creditors and liabilities arising in the ordinary course or otherwise.

The foregoing summaries of the Underwriting Agreement, the Indenture, the First Supplemental Indenture and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the respective documents, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 11, 2018 by and between the Company and Keefe, Bruyette & Woods, Inc., as Representative, without exhibits.

4.1	Indenture, dated as of January 17, 2018, between the Company and U.S. Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of January 17, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 5.20% Fixed-to-Floating Rate Subordinated Note due February 1, 2028 (included in Exhibit 4.2).

5.1	Opinion of Windels Marx Lane & Mittendorf, LLP regarding the legality of the Notes.

23.1	Consent of Windels Marx Lane & Mittendorf, LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: January 17, 2018	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 11, 2018 by and between the Company and Keefe, Bruyette & Woods, Inc., as Representative, without exhibits.

4.1	Indenture, dated as of January 17, 2018, between the Company and U.S. Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of January 17, 2018, between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 5.20% Fixed-to-Floating Rate Subordinated Note due February 1, 2028 (included in Exhibit 4.2).

5.1	Opinion of Windels Marx Lane & Mittendorf, LLP regarding the legality of the Notes.

23.1	Consent of Windels Marx Lane & Mittendorf, LLP (included in Exhibit 5.1).